UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2018

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the

Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

McDermott International, Inc. (“McDermott”, “we” or “us”) is filing this Current Report on Form 8-K to provide a recast of the presentation of the historical financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”), to reflect changes to our financial reporting structure, as detailed below. In this report, unless the context otherwise indicates, “we,” “us” and “our” mean McDermott and its consolidated subsidiaries, and references to any of the Notes to the accompanying Consolidated Financial Statements refer to the Notes to the Consolidated Financial Statements included in Item 8 of Part II of Exhibit 99.1 to this report.

In connection with the closing of our previously announced business combination with Chicago Bridge & Iron Company N.V. (“CB&I”) on May 10, 2018, we implemented changes to our financial reporting structure, as follows:

•

Segments—We completed changes to our organizational structure that resulted in the re-classification of our reporting segments. Europe and Africa operations previously were aggregated into our Americas, Europe and Africa reporting segment, and Russia and Caspian operations previously were aggregated into our Middle East reporting segment. However, in the second quarter of 2018, the responsibilities for business decisions relating to Europe, Africa, Russia and Caspian (“EARC”) were consolidated and are now reflected in our EARC segment. As a result, the periods presented in Exhibit 99.1 hereto are reported with financial results under four reporting segments consisting of (1) North, Central and South America (“NCSA”); (2) EARC; (3) the Middle East and North Africa (“MENA”); and (4) Asia Pacific (“APAC”).

•

Income (loss) from Investments in Unconsolidated Affiliates— We reclassified equity earnings and losses associated with our io Oil and Gas and Qingdao McDermott Wuchuan Offshore Engineering Company Ltd. unconsolidated joint ventures to operating income. Previously, results from these unconsolidated joint ventures were presented below the operating income (loss) line in our Consolidated Statements of Operations, as we did not consider the activities of the unconsolidated joint ventures to be integral to our operations.  Based on expected expansion in activity of these unconsolidated joint ventures with us in 2018 and in future years, we now believe the activities of these unconsolidated joint ventures are integral to our ongoing operations and are most appropriately reflected in operating income.  Prior periods have been reclassified to be consistent with our 2018 presentation.   Equity earnings and losses for unconsolidated joint ventures that are not integral to our operations will continue to be presented below the operating income (loss) line.

•

Reverse Common Stock Split—We amended our amended and restated articles of incorporation to effect a three-to-one reverse stock split of McDermott common stock, effective May 9, 2018. Common stock, capital in excess of par, share and per share (except par value per share, which was not affected) information for all periods presented has been recast in the Financial Statements and the accompanying Notes to reflect the reverse stock split.

Additionally, in the first quarter of 2018, we adopted Accounting Standards Update (“ASU”) 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit, as noted below:

•

Pension and Postretirement Benefits—In March 2017, the Financial Accounting Standards Board (the “FASB”) issued ASU 2017-07, which requires bifurcation of certain components of net pension and postretirement benefit cost in the Consolidated Statements of Operations. We adopted this ASU effective as of January 1, 2018. As a result, benefit costs, excluding any service costs component, previously included in Selling, general and administrate expenses, are now included in other non-operating income (expense), net in our Consolidated Statements of Operations. All comparable periods have been revised to reflect this change.

We are filing this report to recast our Consolidated Financial Statements as of December 31, 2017 and 2016 and for each of the years ended December 31, 2017, 2016 and 2015, to reflect the changes described above. The recast Consolidated Financial Statements and accompanying Notes are included in Exhibit 99.1 to this report, which is incorporated by reference into this Item 8.01. Also included in Exhibit 99.1 to report is the report of Deloitte & Touch LLP on the Consolidated Financial Statements, which is unchanged from the report included in the 2017 Form 10-K, other than the dual date to reflect the recast and reissuance.

The following items of the 2017 Form 10-K are being revised as reflected in Exhibit 99.1 to this report:

•	Part I, Item 1. Business;
•	Part II, Item 6. Selected Financial Data;
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A”); and
•	Part II, Item 8. Financial Statements and Supplementary Data.

Except for minor, non-substantive revisions, only the following notes within Part II, Item 8, Financial Statements and Supplementary Data have been revised from their previous presentation:

•	Note 1, Basis of Reporting and Significant Accounting Policies;
•	Note 4, Use of Estimates;
•	Note 16, Stock-Based Compensation;
•	Note 17, Income Taxes;
•	Note 18, Earnings per Share;
•	Note 19, Stockholders’ Equity;
•	Note 21, Segment Reporting; and
•	Note 22, Quarterly Financial Data (unaudited).

The changes referred to above had no impact on our historical consolidated financial position, results of operations or cash flows, as reflected in the recast Consolidated Financial Statements contained in Exhibit 99.1 to this report. The recast Consolidated Financial Statements do not represent a restatement of previously issued consolidated financial statements.

The following table sets forth selected unaudited segment recast financial information for the 2017 quarterly periods:

	Quarter ended
	March 31	June 30	September 30	December 31
Revenues:
NCSA	$28,129	$41,564	$61,002	$115,622
EARC	16,266	2,110	-	772
MENA	310,052	556,612	736,291	516,444
APAC	164,984	188,387	161,238	85,295
Total revenues:	$519,431	$788,673	$958,531	$718,133

Operating income (loss):
NCSA	$2,158	$(6,999)	$(3,579)	$4,707
EARC	1,992	(4,754)	(5,122)	(5,356)
MENA	64,499	117,831	164,025	104,573
APAC	22,456	30,347	21,435	18,913
Segment operating income	91,105	136,425	176,759	122,837
Corporate and Other	(38,295)	(51,820)	(53,013)	(76,711)
Total operating income	$52,810	$84,605	$123,746	$46,126

This report, including Exhibit 99.1, generally does not reflect events occurring after the filing of the 2017 Form 10-K and generally does not modify or update the disclosures in the 2017 Form 10-K, other than as required to reflect the changes described above. Without limitation of the foregoing, this report does not purport to update the MD&A contained in the 2017 Form 10-K for any forward-looking statements. More current information is contained in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 and our Current Reports on Form 8-K filed with the SEC with respect to events occurring after December 31,

2017. This report should be read in conjunction with the 2017 Form 10-K, our Form 10-Q for the quarterly period ended March 31, 2018 and our Current Reports on Form 8-K filed subsequent to the 2017 Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

23	Consent of Deloitte & Touche LLP.

99.1

Revised Part I—Item 1. “Business” and Item 6. “Selected Financial data” and Revised Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8. “Financial Statements and Supplementary Data" of McDermott International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017.

101.1

The following revised materials from the McDermott’s Annual Report on Form 10-K for the year ended December 31, 2017, formatted in Extensible Business Reporting Language (XBRL): (a) Consolidated Statements of Operations; (b) Consolidated Statements of Comprehensive Income (Loss); (c) Consolidated Balance Sheets; (d) Consolidated Statements of Cash Flows; (e) Consolidated Statements of Equity; and (f) Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 31, 2018

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Christopher A. Krummel
Christopher A. Krummel Vice President and Chief Accounting Officer